EXHIBIT 32

                                  Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63
                        of Title 18, United States Code)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of MedBook World, Inc., a Delaware corporation, does hereby certify, to such officer's knowledge, that the Annual Report on Form 10-K/A for the fiscal year ended September 30, 2012 of MedBook World, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of MedBook World, Inc.

Dated: February 4, 2013
                                           /s/ Daniel Masters
                                           ---------------------------------
                                           Daniel Masters
                                           Chief Executive Officer


Dated: February 4, 2013

                                           /s/ Anthony Turnbull
                                           ---------------------------------
                                           Anthony Turnbull
                                           Chief Financial Officer

The foregoing certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K/A or as a separate disclosure document.